                                                                      Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report on Form 10-Q of SS&C Technologies, Inc. (the "Company") for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officers of the Company hereby certify, pursuant to 18 U.S.C.
Section 1350, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Date: May 10, 2005                        By: /s/ William C. Stone
                                                   ------------------------
                                                   William C. Stone
                                                   Chief Executive Officer

      Date: May 10, 2005                        By: /s/ Patrick J. Pedonti
                                                   ------------------------
                                                   Patrick J. Pedonti
                                                   Chief Financial Officer